Exhibit 10.1

Execution Version

SUNESIS PHARMACEUTICALS, INC.

CONTROLLED EQUITY OFFERINGSM

AMENDMENT NO. 2 TO

SALES AGREEMENT

March 12, 2015

Cantor Fitzgerald & Co.

499 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

Reference is made to the Sales Agreement, dated August 11, 2011 as amended on April 10, 2013, including the Schedules thereto (the “Sales Agreement”), between Cantor Fitzgerald & Co. (“CF&Co”) and Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to which the Company agreed to sell through CF&Co, as sales agent, shares of common stock, par value $0.0001 per share, of the Company. All capitalized terms used in this Amendment No. 2 to Sales Agreement between CF&Co and the Company (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement. CF&Co and the Company agree as follows:

A. Amendments to Sales Agreement. The Sales Agreement is amended as follows:

1. The first sentence of Section 1 of the Sales Agreement is hereby deleted and replaced with the following:

“The Company agrees that, from time to time after March 12, 2015 and during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through CF&Co, acting as agent and/or principal, shares (the “Placement Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $30,000,000 and such amount of Placement Shares shall be available for offer and sale in addition to any offers and sales of Placement Shares registered under the Prospectus Supplement filed by the Company on August 11, 2011, the Prospectus Supplement filed by the Company on April 10, 2013, and the Prospectus Supplement declared effective on April 30, 2013 pursuant to this Agreement, subject to any limitations set forth in Section 6(e) hereof (“Maximum Amount”).”

2. The first sentence of the second paragraph of Section 1 of the Sales Agreement is amended by deleting the parenthetical “(No. 333-166366)” and replacing it with “(File No. 333-195779).”

3. (i) Section 11(d) of the Sales Agreement is hereby deleted in its entirety and Section 11(e) is relabeled as Section 11(d); (ii) Newly labeled Section 11(d) of the Sales Agreement is hereby deleted and replaced in its entirety with the following: “This

Agreement shall remain in full force and effect unless terminated pursuant to Sections 8(k),11(a), (b), or (c) above or otherwise by mutual agreement of the parties”; (iii) Section 11(f) of the Sales Agreement is relabeled as Section 11(e); and (iv) Section 11(g) of the Sales Agreement is relabeled as Section 11(f).

4. Schedule 1 is amended by adding the words “and March 12, 2015” after “April 10, 2013.”

5. Schedule 2 is amended by adding under Cantor Fitzgerald & Co. after “Josh Feldman (jfeldman@cantor.com)”:

“Sameer Vasudev (svasudev@cantor.com)

With copies to:

CFControlledEquityOffering@cantor.com”

6. The first sentence of the Form of Representation Date Certificate attached as Exhibit 7(m) is amended to add “and March 12, 2015” after “April 10, 2013.”

B. Prospectus Supplement. The Company shall file a Rule 424(b) Prospectus Supplement reflecting this Amendment within 2 business days of the date hereof.

C. No Other Amendments. Except as set forth in Part A above, all the terms and provisions of the Sales Agreement shall continue in full force and effect.

D. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile or email transmission.

E. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.

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If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose.

Very truly yours,

SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Eric H. Bjerkholt
	Name:	Eric H. Bjerkholt
	Title:	Executive Vice President, Corporate Development and Finance, and Chief
Financial Officer

ACCEPTED as of the date first above written:

CANTOR FITZGERALD & CO.

By:	/s/ Jeffrey Lumby
	Name:	Jeffrey Lumby
	Title:	Senior Managing Director

SIGNATURE PAGE

SUNESIS PHARMACEUTICALS, INC. – AMENDMENT NO. 2 TO SALES AGREEMENT